UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2008

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, Insight Enterprises, Inc. ("Insight") amended or amended and restated certain benefit plans, programs and agreements subject to Section 409A of the Internal Revenue Code. In addition to the key aspects of the agreements discussed below, the amendments were entered into to comply with the final regulations issued by the Internal Revenue Service under Section 409A. Moreover, except as described below and in the Exhibits to this Form 8-K, such amendments will be filed as Exhibits to the Company's 2008 Annual Report on Form 10-K.

On December 31, 2008, Insight entered into Amended and Restated Employment Agreements (the "Agreements"), effective January 1, 2009, with each of the following executives (each an "Executive" and collectively the "Executives"): Richard A. Fennessy, President and Chief Executive Officer; Mark T. McGrath, President, Insight Direct USA, Inc.; Glynis A. Bryan, Chief Financial Officer; Steven R. Andrews, General Counsel and Secretary; Gary M. Glandon, Chief People Officer; Karen M. McGinnis, Chief Accounting Officer and Assistant Secretary; and Stephen Speidel, Chief Information Officer. In addition to incorporating changes to comply with the final regulations issued by the Internal Revenue Service under Section 409A, certain changes were made to provide consistency in language and benefits under the agreements. The key economic terms of the modified agreements are as follows:

Death or Disability. The Agreements provide that in the event of the Death or Disability (as each term is defined in the Agreements) of the Executive, the Company will pay the Executive's salary through the date of Death or Disability plus a lump sum payment of 90 days of base pay and prorated portions of the Executive's annual and quarterly bonus. Previously, Mr. Fennessy's and Mr. McGrath's Agreements also provided for a lump sum payment equal to two times the Executive's base salary, but these provisions were deleted and replaced with enhanced life and disability insurance benefits.

Termination for "Cause". The Agreements also provide that if the Executive is terminated for "Cause" (as such term is defined in each of the Agreements), the Executive will be paid base salary through the date of termination and no further payments will be made to such Executive.

Termination without "Cause" or "Good Reason". The Agreements also provide that in the event the Company terminates the Executive’s employment without "Cause" or the Executive terminates his or her employment for "Good Reason" (as such term is defined in the Agreements), the Executive will receive (i) a multiple of base salary, (ii) a multiple of the Executive’s incentive compensation, (iii) pro rata payments of the Executive’s current quarterly and/or annual incentive compensation, and (iv) life, disability, accident and group health and dental benefits (collectively "Welfare Benefits") continuation. For Messrs. Fennessy and McGrath and Ms. Bryan, the multiple of base salary is 2; for all other Executives, the multiple of base salary is 1. For Mr. Fennessy, a multiple of 2 is applied to the higher of the annual compensation paid under all of the Company’s incentive compensation plans for the two preceding years. For Mr. McGrath and Ms. Bryan, the multiple of 1 is applied to the higher of the annual compensation paid under all of the Company’s incentive compensation plans for the two preceding years. Each of the other Executives would receive 1 times the annual compensation paid under all of the Company’s incentive compensation plans in the preceding year. Welfare Benefits continuation is 24 months for Messrs. Fennessy and McGrath and Ms. Bryan, and 12 months for all other Executives.

Termination without "Cause" or "Good Reason" following a "Change in Control". The Agreements also provide that in the event the Company terminates the Executive without "Cause" or the Executive terminates his or her employment for "Good Reason" following a "Change in Control" (as such term is defined in the Agreements), the Executive will receive (i) a multiple of base salary, (ii) a multiple of the Executive's incentive compensation, (iii) pro rata payments of the Executive's current quarterly and/or annual incentive compensation, and (iv) Welfare Benefits continuation. For Messrs. Fennessy, McGrath and Andrews and Ms. Bryan, the multiple of base salary is 2; for all other Executives, the multiple of base salary is 1. For Mr. Fennessy, Mr. McGrath and Ms. Bryan, a multiple of 2 is applied to the higher annual compensation paid under all of the Company's incentive compensation plans for the two preceding years. Each of the other Executives would receive 1 times the annual compensation paid under all of the Company's incentive compensation plans in the preceding year. Welfare Benefits continuation is: 42 months for Messrs. Fennessy and McGrath and Ms. Bryan; 24 months for Mr. Andrews; and 12 months for all other Executives.

The remaining terms of the original Employment Agreements with the Executives remain substantially the same, except for the economic terms summarized above and the changes to comply with the final regulations under Section 409A. The foregoing description of the terms of the Amended and Restated Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full Amended and Restated Employment Agreements filed as Exhibits 10.1 – 10.7 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 - Amended and Restated Employment Agreement with Richard A. Fennessy dated as of January 1, 2009.
Exhibit 10.2 - Amended and Restated Employment Agreement with Mark T. McGrath dated as of January 1, 2009.
Exhibit 10.3 - Amended and Restated Employment Agreement with Glynis A. Bryan dated as of January 1, 2009.
Exhibit 10.4 - Amended and Restated Employment Agreement with Steven R. Andrews dated as of January 1, 2009.
Exhibit 10.5 - Amended and Restated Employment Agreement with Gary M. Glandon dated as of January 1, 2009.
Exhibit 10.6 - Amended and Restated Employment Agreement with Karen K. McGinnis dated as of January 1, 2009.
Exhibit 10.7 - Amended and Restated Employment Agreement with Stephen Speidel dated as of January 1, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

January 7, 2009	By:	Glynis Bryan

Name: Glynis Bryan
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement with Richard A. Fennessy dated as of January 1, 2009.
10.2	Amended and Restated Employment Agreement with Mark T. McGrath dated as of January 1, 2009.
10.3	Amended and Restated Employment Agreement with Glynis A. Bryan dated as of January 1, 2009.
10.4	Amended and Restated Employment Agreement with Steven R. Andrews dated as of January 1, 2009.
10.5	Amended and Restated Employment Agreement with Gary M. Glandon dated as of January 1, 2009.
10.6	Amended and Restated Employment Agreement with Karen K. McGinnis dated as of January 1, 2009.
10.7	Amended and Restated Employment Agreement with Stephen Speidel dated as of January 1, 2009.